Exhibit 10.12

Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. Such omitted information is indicated by brackets “[***]”) in this exhibit. ***

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment”) dated as of the 24 day of July, 2020 (“Effective Date”) by and between CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust (“Landlord”), and 5.11, INC., a California corporation, doing business as 5.11 Tactical (“Tenant”).

RECITALS

A.    Landlord and Tenant have heretofore entered into that certain Lease dated as of November 17, 2016, as amended by that certain First Amendment to Lease dated as of February 6, 2018 (the “Original Lease”), pertaining to the property in Landlord’s CIC Manteca Intermodal Park commonly known as 3201 Airport Way, Manteca, California, as more particularly described in the Original Lease.

B.    Tenant has requested and Landlord has agreed to defer the payment of [***]% of the Base Rent for the months of May, June and July 2020 (“Deferred Amount”) to be repaid as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated in this Second Amendment as if fully set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Scope and Effect of Second Amendment; Defined Terms. Except as expressly provided in this Second Amendment, the Original Lease shall remain in full force and effect. The term “Lease” as used in this Second Amendment shall refer to the Original Lease as modified by this Second Amendment. Should any inconsistency arise between this Second Amendment and the Original Lease as to the specific matters that are the subject of this Second Amendment, the terms and conditions of this Second Amendment shall control. All capitalized terms used in this Second Amendment and not defined in this Second Amendment shall have the meanings set forth in the Original Lease, unless the context clearly requires otherwise.

2.    Deferred Rent. Landlord hereby agrees that [***] percent ([***]%) of the Base Rent for the months of May, June and July, 2020 (i.e., $[***]) shall be deferred and shall be repaid by Tenant to Landlord as follows:

a.    If Tenant desires to repay the Deferred Amount without interest, then Tenant shall (i) commence repaying the Deferred Amount not later than January 1, 2021; and (ii) complete repayment the Deferred Amount in full on or before March 31, 2021. The monthly payment of the Deferred Amount for the months of January, February and/or March, 2021 shall be not less than the amounts shown in the fourth column of the schedule below unless the Deferred Amount has been repaid in full on or before any of such months; or

b.    If Tenant does not repay the Deferred Amount in full by March 31, 2021, then interest at the rate of seven percent (7%) per annum (the “Interest Rate”) shall be added to the Deferred Amount commencing as of January 1, 2021 and the resulting amount (the “Total Deferred Amount”) shall thereafter be paid in not more than twelve (12) equal installments of principal and interest at the Interest Rate together with the then current Base Rent commencing on January 1, 2021 and continuing on the first day of each month thereafter through December, 2021 in installments equal to or greater than the amounts set forth below.

Payment Due Date	Current Base Rent		Deferral Amount		Repayment Amount		Revised Monthly Base Rent Schedule
May 1, 2020	$	[***]	$	[***]			$	[***]
June 1, 2020	$	[***]	$	[***]			$	[***]
July 1, 2020	$	[***]	$	[***]			$	[***]
August 1, 2020	$	[***]					$	[***]
September 1, 2020	$	[***]					$	[***]
October 1, 2020	$	[***]					$	[***]
November 1, 2020	$	[***]					$	[***]
December 1, 2020	$	[***]					$	[***]
January 1, 2021	$	[***]			$	[***]	$	[***]
February 1, 2021	$	[***]			$	[***]	$	[***]
March 1, 2021	$	[***]			$	[***]	$	[***]
April 1, 2021	$	[***]			$	[***]	$	[***]
May 1, 2021	$	[***]			$	[***]	$	[***]
June 1, 2021	$	[***]			$	[***]	$	[***]
July 1, 2021	$	[***]			$	[***]	$	[***]
August 1, 2021	$	[***]			$	[***]	$	[***]
September 1, 2021	$	[***]			$	[***]	$	[***]
October 1, 2021	$	[***]			$	[***]	$	[***]

November 1, 2021	$	[***]	$	[***]	$	[***]
December 1, 2021	$	[***]	$	[***]	$	[***]

c.    Notwithstanding anything contained herein to the contrary, Tenant may prepay the balance of the Deferred Amount at any time in whole or in part. If a portion of the Deferred Amount is prepaid by Tenant, the monthly Repayment Amount shown in the schedule above shall be adjusted to reflect the reduction of the balance of the Total Deferred Amount.

d.    Commencing with the month of January, 2022 or upon repayment in full of the Total Deferred Amount (if the Deferred Amount is prepaid in full prior to December 1, 2021), and continuing for the remainder of the Term, the Base Rent shall be in the amounts as provided in the Original Lease.

3.    Default. It shall be an Event of Default in the event that any portion of the Total Deferred Amount is not paid on the date when due as provided in Section 2 hereof. In the event of the occurrence of a default by Tenant under the Lease, the entire unpaid portion of Total Deferred Amount plus all accrued and unpaid interest shall be immediately due and payable by Tenant to Landlord.

4.    Assignment and Subletting. Notwithstanding any other term or provision of this Lease, except for a Permitted Transfer made in accordance with Section 14.4 of the Original Lease, Tenant may not assign the Lease or any interest therein or sublet the Premises or any portion thereof until the Deferred Rent has been paid in full.

5.    Confidentiality. Tenant acknowledges and agrees that the terms of this Second Amendment, the fact that Landlord agreed to defer the payment of certain Base Rent under the Lease and all other matters arising out of or related to this Second Amendment shall remain confidential and shall not be communicated or disclosed by Tenant or Guarantor to any third party without the consent of Landlord, which consent may be withheld at the sole and absolute discretion of Landlord. Tenant acknowledges and agrees that the injury to Landlord which would be occasioned by Tenant’s failure to abide by the terms of this Section 5 will not be adequately compensated by monetary damages. Therefore, Landlord shall be entitled to seek immediate and permanent injunctive and other equitable relief, including, without limitation, temporary restraining orders and/or preliminary or permanent injunctions to restrain or enjoin any violation of the terms and conditions of this Section 5.

6.    Financial Information. Until such time as the Deferred Rent has been paid in full, Tenant agrees to provide Landlord with Financial Information from Tenant and to cause Guarantor to provide Financial Information from Guarantor, from time to time (but otherwise subject to and in accordance with the provisions of Section 15.1 of the Original Lease), upon the request of Landlord.

7.    Cost and Expenses. Tenant agrees to reimburse Landlord for all costs and expenses actually incurred by Landlord in connection with and relating to the preparation of this Second Amendment in an amount not to exceed the sum of $2,500.00. Landlord shall submit an invoice to Tenant for said costs and expenses and Tenant shall pay the amount of the invoice to Landlord, as Additional Rent, within thirty (30) days after receipt of same.

8.    No Other Modification. The Original Lease is only modified as set forth in this Second Amendment and in all other respects remains unchanged.

9.    Successors and Assigns. This Second Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Severability. The parties hereto intend and believe that each provision in this Second Amendment comports with all applicable local, state and federal laws and judicial decisions. However, if any provision in this Second Amendment is found by a court of law to be in violation of any applicable ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision to be illegal, void or unenforceable as written, then such provision shall be given force to the fullest possible extent that the same is legal, valid and enforceable and the remainder of this Second Amendment shall be construed as if such provision was not contained therein.

11.    Brokers. Tenant represents and warrants to Landlord that Tenant has not dealt with any real estate agents or brokers in connection with this Second Amendment and that this Second Amendment was not procured through the use or instrumentality of any other agent or broker. Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all claims for commissions and other compensation made by any agent or broker claiming to represent Tenant together with all costs and expenses incurred by Landlord in resisting such claims (including, without limitation, attorneys’ fees).

12.    Incorporation of Amendment; Entire Agreement. Landlord and Tenant hereby agree that this Second Amendment is incorporated into and made a part of the Original Lease. This Second Amendment sets forth the entire agreement between the parties with respect to the matters set forth in this Second Amendment. There have been no additional oral or written representations or agreements between Landlord and Tenant affecting the Original Lease or this Second Amendment not contained in the Original Lease or this Second Amendment. Neither this Second Amendment nor the Original Lease can be amended or modified except by a written instrument executed by Landlord and Tenant.

13.    Estoppel. Tenant hereby represents and warrants the following to Landlord: (i) the Lease is in full force and effect; (ii) there is no default and there are no conditions which, given notice and the passage of time or both, could constitute a default; and (iii) Landlord is not in default under the Lease and there are no conditions which, given notice and the passage of time or both, could constitute a default by Landlord under the Lease.

14.    No Third Party Beneficiaries. This Second Amendment shall inure to the sole benefit of Landlord and Tenant. Nothing contained in this Second Amendment shall create, or be construed to create any right in any person not a party to this Second Amendment.

15.    Legal Review. Each party agrees and represents to the other party that it has had the opportunity to obtain counsel of its own choice to represent it in the negotiation, drafting, interpretation and execution of this Second Amendment, whether or not either or both have elected to avail themselves of such opportunity.

16.    Authority. Landlord and Tenant each represents and warrants to the other party that: (i) it has the full right, power, legal capacity and authority to execute, deliver and perform this Second Amendment on behalf of Landlord and Tenant, as the case may be; (ii) all consents required as a condition to the executing party’s authority to execute, deliver and perform this Second Amendment have been obtained; and (iii) this Second Amendment and all documents to be executed pursuant hereto by it are and shall be binding upon and enforceable against it in accordance with their respective terms.

17.    Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one document.

18.    Electronic Signatures. Handwritten signatures to this Second Amendment transmitted by telecopy or electronic transmission (for example, through the use of a Portable Document Format or “PDF” file) shall be valid and effective to bind the parties so signing. It is expressly agreed that each party to this Second Amendment shall be bound by its own telecopied or electronically transmitted handwritten signature and shall accept the telecopy or electronically transmitted handwritten signature of the other party to this Second Amendment. The parties hereto agree that the use of telecopied or electronic signatures for the execution of this Second Amendment shall be legal and binding and shall have the same full force and effect as if originally signed.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date.

LANDLORD:	CENTERPOINT PROPERTIES TRUST, a Maryland real estate investment trust

	By:	/s/ Nate Rexroth
Name: Nate Rexroth
Title: Executive Vice President

	By:	/s/ Michael Tortorici
Name: Michael Tortorici
Title: Sr. Vice President, Treasurer

TENANT:	5.11, INC., a California corporation

	By:	/s/ John Wicks
	Name:	John Wicks
	Title:	Secretary, General Counsel

Attest:

	By:	/s/ Aaron Browning
	Name:	Aaron Browning
	Title:	Director, Development

SIGNATURE PAGE